SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                            ______________________


                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): April 4, 2002

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                          Dollar General Corporation
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              (Exact Name of Registrant as Specified in Charter)



         Tennessee         001-11421                  61-0502302
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 (State or Other           (Commission File Number)  (I.R.S. Employer
 Jurisdiction of                                     Identification No.)
 Incorporation)



     100 Mission Ridge
 Goodlettsville, Tennessee                                            37072
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 (Address of Principal Executive Offices)                          (Zip Code)


     Registrant's telephone number, including area code:   (615) 855-4000
                                                        ------------------------

         (Former name or former address, if changed since last report)

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ITEM 5.     OTHER EVENTS

On April 4, 2002, Dollar General Corporation (the "Company") issued a news release regarding the appointment of James D. Robbins to the Company's Board of Directors and to the Audit Committee of the Company's Board of Directors. A copy of the news release is attached hereto and is incorporated herein by reference as Exhibit 99.1. The Company files this 8-K pursuant to the Securities and Exchange Commission's Regulation FD.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    Dollar General Corporation
                                           (Registrant)


April 4, 2002                       By: /s/ Larry K. Wilcher
                                        ---------------------------------------
                                        Larry K. Wilcher
                                        General Counsel and Corporate Secretary

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Exhibit Index

Exhibit No.       Item

99.1  News release of April 4, 2002